Third Quarter 2018 Financial Results and Business Update November 6, 2018 Recognizing the serious threat of bacterial infections, Paratek is dedicated to providing solutions that enable positive outcomes and lead to better patient stories. Exhibit 99.1

Q3 2018 Earnings Call Agenda Introduction Ben Strain, Executive Director, Investor Relations & Corporate Communications Third Quarter Overview and Business Update Michael F. Bigham, Chief Executive Officer and Chairman of the Board Commercial Update Adam Woodrow, Chief Commercial Officer Financial Update Douglas W. Pagán, Chief Financial Officer Closing Remarks Michael F. Bigham, Chief Executive Officer and Chairman of the Board Also Available for Q&A: Evan Loh, M.D., President, COO & CMO

Third-party industry and market information included herein has been obtained from sources believed to be reliable, but the accuracy or completeness of such information is not guaranteed by, has not been independently verified by, and should not be construed as a representation by, Paratek. The information contained in this presentation is accurate only as of the date hereof. “Paratek” and the Paratek logo are trademarks and service marks of Paratek. All other trademarks, service marks, trade names, logos and brand names identified in this presentation are the property of their respective owners. Certain statements in this presentation, including responses to questions, contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of such statements include, but are not limited to, statements about our strategy, future operations, prospects, plans, objectives of management, timing of commercial sales, price of NUZYRA, availability of data from our clinical studies, potential use of our products, including NUZYRA and SEYSARA, the market acceptance of our products, the strength of, and protection offered by, our intellectual property position, the potential clinical risks and efficacy of, and market opportunities for, our products, the timing and stability of our supply chain, the timing of clinical development of, and regulatory and supplementary approval for, our products and product candidates, and the nature and timing of our collaboration agreements with respect to our products and product candidates. The words “anticipate,” “estimate,” “expect,” “potential,” “will,” “project” and similar terms and phrases are used to identify forward-looking statements. These statements are based on current information and belief and are not guarantees of future performance. Our ability to predict results, financial or otherwise, or the actual effect of future plans or strategies, is inherently uncertain and actual results may differ from those predicted depending on a variety of factors. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations or whether the forward-looking statements ultimately prove to be correct. Except as required by law, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Among the risks and uncertainties that could cause actual results to differ materially from those indicated by such forward-looking statements include: delays in the commercial sales of our products and clinical trials or unexpected results; the risk that data to date and trends may not be predictive of future results; the failure of collaborators to perform obligations under our collaboration agreements; our failure to obtain supplemental regulatory and regulatory approval for our product candidates; if we obtain supplemental approvals and regulatory approval for our product candidates, the risk that the terms of such approval may limit how we manufacture and market our product candidates; delays in our supply chain, delays in undertaking or completing clinical trials; our products not gaining the anticipated acceptance in the marketplace or acceptance being delayed; our products not receiving reimbursement from healthcare payors; the effects of competition; our inability to protect our intellectual property and proprietary technology through patents and other means; the need for substantial additional funding to complete the development and commercialization of our product candidates; and the other risks described in the “Risk Factors” section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2017, our Form 10-Q for the quarter ended September 30, 2018, and our other filings with the SEC. PARATEK® and the Hexagon Logo are registered trademarks of Paratek Pharmaceuticals, Inc. NUZYRA and its design logo are trademarks of Paratek Pharmaceuticals, Inc. Safe Harbor Statement

Third Quarter 2018 Overview & Business Update Michael F. Bigham, Chief Executive Officer & Chairman of the Board Recognizing the serious threat of bacterial infections, Paratek is dedicated to providing solutions that enable positive outcomes and lead to better patient stories.

Third Quarter Updates Achieved a number of significant milestones NUZYRATM approved in the U.S. First once-daily IV and oral antibiotic to be FDA approved to treat both CABP and ABSSSI in nearly 20 years Commercial preparations continue to advance with anticipated February 2019 launch of NUZYRA SEYSARATM approved in the U.S.  Indicated for the treatment of inflammatory lesions of non-nodular moderate to severe acne vulgaris  Paratek has exclusively licensed SEYSARA U.S. development and commercialization rights to Almirall, LLC and is now entitled to receive tiered royalties at rates ranging from high-single to low double digits on net sales Commercial Progress The European Marketing Authorization Application for oral and IV omadacycline was submitted in October 2018 and the review has been initiated.    The Company is seeking approval for the treatment of community-acquired bacterial and acute bacterial skin and skin structure infections.  Regulatory Updates

Paratek Pipeline Compelling Life-cycle Opportunities Research Preclinical Phase 1 Phase 2 Phase 3 Pre-Registration NDA Filing NDA Approved Commercial Rights SEYSARATM (sarecycline) (U.S.) (ex-U.S.) (Global*) uUTI (IV & Oral) – QIDP ABSSSI (IV & Oral) – QIDP + SPA CABP (IV & Oral) – QIDP + SPA Inflammatory Acne (Acne Vulgaris) * We have entered into a collaboration agreement with Zai Lab (Shanghai) Co., Ld., for the greater China region # Acute pyelonephritis is a subset of cUTI; Acute pyelonephritis is a common subset of complicated UTI’s where the kidneys become infected ABSSSI (Oral only ) – QIDP Biodefense Pathogens NUZYRA 100mg for injection & 150mg tablets FDA Animal Rule will Apply Acute Pyelonephritis# (IV & Oral) – QIDP

Strong Track Record Delivering on Milestones Omadacycline Events Timing Results ABSSSI Phase 3 data: IV and oral Q2 2016 Positive Phase 3 data UTI Phase 1b data: PK/PD Q4 2016 Proof-of-principle CABP Phase 3 data: IV and oral Q2 2017 Positive Phase 3 data ABSSSI Phase 3 data: Oral-only Q3 2017 Positive Phase 3 data UTI Phase 2 initiation Q4 2017 Enrolling NDA approval Oct 2018 Approved Projected U.S. Launch Feb 2019 Projected EMA Approval H2 2019 Sarecycline Events1 Timing Results Phase 3 efficacy studies Q1 2017 Positive Phase 3 data NDA Approval Oct 2018 Approved Projected U.S. Launch Jan 2019 Almirall, LLC licensed U.S. development & commercial rights

Strengthened the Balance Sheet Earned a $12 million milestone from Almirall, LLC upon FDA approval of SEYSARA, which will be reflected in the fourth quarter 2018 financial statements The FDA approval of NUZYRA extended the interest-only period and maturity date for Hercules term loan Earned a $5 million milestone from Zai Lab upon FDA approval of NUZYRA, which will be reflected in the fourth quarter 2018 financial statements

Commercial Update Adam Woodrow, Chief Commercial Officer  Recognizing the serious threat of bacterial infections, Paratek is dedicated to providing solutions that enable positive outcomes and lead to better patient stories.

More Oral Options New Therapies to Overcome Drug Resistance Greater Safety Alternative to Quinolones There are Unmet Needs that NUZYRA Will Address Reduce Hospital Length of Stay Reduce Nursing Time Lack of Different Class Options Reduce Usage of Multi-Drug Combinations NUZYRA Attributes Provide A Modern-Day Solution Unmet Need Confirmed Through Physician Research Known Safety Profile Established Efficacy in a Monotherapy Equivalent IV & Oral Physicians Recognize the Positive Attributes of NUZYRA Modernized Tetracycline Confidence to Discharge Patient Once Daily Dosing Reduce Nursing Time Lower C.diff Potential Source: Paratek Sponsored Market Research

Success Begins in the Hospital with Specialists “Go-Home” Strategy to Minimize Hospital Stay IDs ER HCPs Hospitalists Pulmonologists PharmD IDs Allied HCPs Launch and Beyond HOSPITAL Internal Medicine Primary Care Provider NPs, PAs Urgent Care Year 2 and Beyond COMMUNITY

Focused Launch Targeting Early Adopters Expansion to ~80 Representatives by Year End 2019 Physician Segments Guideline and protocol driven Wait for Early Adopters to trial and use Convenient features with IV to oral transition Focused on broad spectrum and efficacy Launch in February 2019 with 40 Sales Specialists Focusing on ‘Early Adopting’ HCPs in ‘high value’ institutions (~400), will drive institutional access By end of 2019, plan to have a total of ~80 Sales Specialists targeting 800 institutions Inside Sales Team will supplement efforts of Sales Specialists and broaden outreach Early Adopter Late Adopter

Influencers: IDs PharmD IDs Pharmacy Directors Microbiologists = Field Force Has Two Simultaneous Objectives Institutional Access + Demand Generation Adoption Formulary/Protocols Specialty Access & Buying + Institutional Access Prescribers: IDs ER Hospitalists Pulmonologists Trial & Usage Demand Generation

NUZYRA Priced for Value NUYZYRA will have a WAC price of $345 per vial for IV and WAC price of $197.50 per tablet for oral formulation The maintenance dose for the oral formulation is two tablets once per day Announcement of price allows for some formulary committees, in particular government payers, to consider NUZYRA for priority formulary review prior to product availability and launch

History Can Repeat Itself… Today: Slower starts…But with the Right Attributes, a Strong Finish Recent AB Launches: antibiotics launched since 2010 that have at least 36 months of data - Avycaz, Dalvance, Orbactiv, Sivextro, Teflaro, & Zerbaxa (does not include Dificid or new formulations/line extensions) *MAT = 12-month rolling total

Financial Update Douglas W. Pagán, Chief Financial Officer Recognizing the serious threat of bacterial infections, Paratek is dedicated to providing solutions that enable positive outcomes and lead to better patient stories.

Condensed Consolidated Statements of Operations (unaudited)  (in thousands, except loss per share data)

Strong Balance Sheet Key Metrics (unaudited) 9/30/18 balance Total Cash, Cash Equivalents, and Marketable Securities $310.9 million Long-term Debt Obligation $228.7 million Basic Shares Outstanding 31,781,488 Total Potentially Dilutive Securities*  17,162,073 Funding Projected through Q1 2021 * Includes common stock issuable under the April 2018 convertible debt offering, options, warrants and restricted share units

Closing Remarks Michael F. Bigham, Chief Executive Officer & Chairman of the Board Recognizing the serious threat of bacterial infections, Paratek is dedicated to providing solutions that enable positive outcomes and lead to better patient stories.

Well-Positioned for Future Growth Focused on Execution + New Value Creation Near-term Focus New Sources of Value Launch of NUZYRA  Prudent Operating Expense Management Non-Dilutive Sources of Capital Life-cycle Opportunities for NUZYRA Bio-Defense Product / Pipeline Expansion